UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

          Date of Report (date of earliest event reported): May 1, 2007


                                DUNE ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                   001-32497                95-4737507
       --------                   ----------               ------------
       State of                   Commission               IRS Employer
       Incorporation              File Number              I.D. Number


              3050 Post Oak Blvd., Suite 695, Houston, Texas 77056
              ----------------------------------------------------
                     Address of principal executive offices

                  Registrant's telephone number: (713) 888-0895


          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

      On May 2, 2007, Dune Energy, Inc. a Delaware corporation ("we" or the "Company"), announced that it had priced its private offering of: (i) 10.5% Senior Secured Notes due 2012 ("Senior Secured Notes") and (ii) shares of Senior Redeemable Convertible Preferred Stock ("Preferred Stock"), having a liquidation preference of $1,000 per share. Prior to pricing, the Company increased the aggregate principal amount of the Senior Secured Notes offered from $285 million to $300 million and the amount of Preferred Stock offered from $140 million to $180 million. A copy of the Company's press release dated May 2, 2007 is attached hereto and is incorporated herewith.

      The Senior Secured Notes and the Preferred Stock, offered and sold by the Company to an initial purchaser pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the "Act") provided by
Section 4(2) of the Act, will be offered by the initial purchaser within the United States only to "qualified institutional buyers" pursuant to Rule 144A under the Act and, with respect to the Senior Secured Notes, also outside of the United States pursuant to Regulation S under the Act.

      Neither the Senior Secured Notes, the Preferred Stock nor the shares of the Company's common stock issuable upon conversion of the Preferred Stock have been registered under the Act or the securities laws of any other jurisdiction and, unless they are so registered, may be offered and sold only in transactions that are exempt from registration under the Act or the securities laws of such other jurisdictions.

Item 9.01   Financial Statements and Exhibits

      Exhibit           Name of Document
      -------           ----------------

      Exhibit 99.1 Form of press release, dated May 2, 2007, announcing pricing of private offering by the Company.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 2, 2007                        DUNE ENERGY, INC.


                                           By: /s/ James A. Watt
                                               --------------------------------
                                               Name:  James A. Watt
                                               Title: Chief Executive Officer


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

                                  Exhibit Index

      Exhibit           Name of Document
      -------           ----------------

      Exhibit 99.1 Form of press release, dated May 2, 2007, announcing pricing of private offering by the Company.


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